COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

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HVMLT 04-5 - Price/Yield - 2A4

Balance	$36,500,000	Delay	18
Coupon	4.093547	Dated	5/1/2004
Settle	5/27/2004	First Payment	6/19/2004

Optional Redemption:	Earlier of WAVG Roll and 10% Call

Prepay	12 CPR	15 CPR	20 CPR	30 CPR	40 CPR
Price	Yield	Yield	Yield	Yield	Yield
98-05+	4.510	4.575	4.721	5.044	5.414
98-06	4.506	4.571	4.716	5.035	5.402
98-06+	4.503	4.566	4.710	5.026	5.389
98-07	4.499	4.562	4.704	5.017	5.377
98-07+	4.495	4.558	4.698	5.008	5.364
98-08	4.492	4.554	4.693	4.999	5.352
98-08+	4.488	4.549	4.687	4.990	5.339
98-09	4.484	4.545	4.681	4.982	5.327
98-09+	4.480	4.541	4.675	4.973	5.314
98-10	4.477	4.536	4.670	4.964	5.302
98-10+	4.473	4.532	4.664	4.955	5.289
98-11	4.469	4.528	4.658	4.946	5.277
98-11+	4.466	4.523	4.652	4.937	5.264
98-12	4.462	4.519	4.647	4.928	5.252
98-12+	4.458	4.515	4.641	4.919	5.239
98-13	4.454	4.510	4.635	4.911	5.227
98-13+	4.451	4.506	4.629	4.902	5.214
98-14	4.447	4.502	4.624	4.893	5.202
98-14+	4.443	4.497	4.618	4.884	5.189
98-15	4.440	4.493	4.612	4.875	5.177
98-15+	4.436	4.489	4.606	4.866	5.164
98-16	4.432	4.484	4.601	4.857	5.152
98-16+	4.428	4.480	4.595	4.849	5.139
98-17	4.425	4.476	4.589	4.840	5.127
98-17+	4.421	4.471	4.583	4.831	5.115
98-18	4.417	4.467	4.578	4.822	5.102
98-18+	4.414	4.463	4.572	4.813	5.090
98-19	4.410	4.458	4.566	4.804	5.077
98-19+	4.406	4.454	4.561	4.795	5.065
98-20	4.403	4.450	4.555	4.787	5.052
98-20+	4.399	4.446	4.549	4.778	5.040
98-21	4.395	4.441	4.543	4.769	5.027
98-21+	4.391	4.437	4.538	4.760	5.015
WAL	4.80	4.07	3.00	1.90	1.34
Mod Durn 30360	4.26	3.66	2.76	1.78	1.27
Principal Window Begin	10/19/2008	11/19/2007	12/19/2006	01/19/2006	07/19/2005
Principal Window End	04/19/2009	02/19/2009	11/19/2007	08/19/2006	12/19/2005